UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2008

                              NEWPORT BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

       MARYLAND                           0-51856                20-4465271
       --------                           -------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)      Identification No.)


100 BELLEVUE AVENUE, NEWPORT, RHODE ISLAND                             02840
------------------------------------------                             -----
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (401) 847-5500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Event
            -----------

     On February 19, 2008, Newport Bancorp, Inc. issued a press release to announce that its annual meeting of stockholders will be held on May 15, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

(d)   Exhibits

      Number            Description
      ------            -----------

      99.1              Press Release dated February 19, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEWPORT BANCORP, INC.
                                     (Registrant)



Date: February 19, 2008       /s/ Kevin M. McCarthy
                              -----------------------------------
                              Kevin M. McCarthy
                              President and Chief Executive Officer